UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2023

Accredited Solutions, Inc.
(Exact name of registrant as specified in its charter)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification Number)

9980 South 300 West, Suite 200 Sandy, Utah	84070
(Address of Principal Executive Offices)	(Zip Code)

1-800-947-9197

(Registrant’s telephone number, including area code)

9980 South 300 West, Suite 200

Sandy, Utah 84070

(Former name or former address, if changed since last report)

Check the appropriate box below if the F4orm 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Rescission Agreement

On May 31, 2023, Accredited Solutions, Inc., a Nevada corporation (the “Company”), and Petro X Solutions, Inc., a Wyoming corporation (“PXS”), entered into a Rescission Agreement and Mutual Release (the “Rescission Agreement”). Pursuant to the Rescission Agreement, the Plan and Agreement of Merger dated as of March 8, 2022, and closed May 11, 2022 (the “Merger Agreement”), between the Company and PXS was rescinded. The Rescission Agreement closed June 1, 2023.

Under the terms of the Rescission Agreement, all securities of the Company issued to the shareholders of PXS pursuant to the Merger Agreement were cancelled and all of the securities acquired by the Company pursuant to the Merger Agreement were returned to the shareholders of PXS in existence immediately prior to the closing of the Merger Agreement.

Following the consummation of the Rescission Agreement, including all related agreements, the only business of the Company was that of its wholly-owned subsidiary, Diamond Creek Group, LLC, which sells the Diamond Creek brand of high alkaline water products.

The consummation of the Rescission Agreement was a condition precedent to the Change-in-Control Agreements. (See Item 5.01 Changes in Control of Registrant).

The foregoing description of the Rescission Agreement is qualified in its entirety by the full text of the Rescission Agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this report.

Spire Assignment

In conjunction with the consummation of the Rescission Agreement, pursuant to an Assignment and Assumption Agreement with Consent (the “Spire Assignment”), the Company assigned to PXS all of its rights in and to that certain Motorsports Sponsorship Agreement dated December 5, 2022, as amended (the “Spire Agreement”), between the Company and Spire Motorsports II, LLC, and PXS assumed all financial obligations of the Company remaining under the Spire Agreement, an amount equal to approximately $200,000.

The Spire Assignment was a condition precedent to the Change-in-Control Agreements. (See Item 5.01 Changes in Control of Registrant).

The foregoing description of the Spire Assignment is qualified in its entirety by the full text of the Spire Agreement, which is filed as Exhibit 10.2 to, and incorporated by reference in, this report.

Mutual Release

As a condition precedent to the Change-in-Control Agreements (see Item 5.01 Changes in Control of Registrant), the Company entered into a Mutual Release (the “Mutual Release”) with PXS, William Alessi, Chris Chumas, Fabian G. Deneault, Eric Newlan, William E. Sluss and Douglas V. Martin. In addition, Pursuant to the terms of the Mutual Release, the parties released every other party from any all claims now existing and/or future claims. In addition, each of the parties hereby agreed not to disparage any of the other parties, their respective officers, directors, employees, stockholders, agents and affiliates, in any manner likely to be harmful to them or their business, business reputation or personal reputation.

The Mutual Release was a condition precedent to the Change-in-Control Agreements. (See Item 5.01 Changes in Control of Registrant).

The foregoing description of the Mutual Release is qualified in its entirety by the full text of the Mutual Release, which is filed as Exhibit 10.3 to, and incorporated by reference in, this report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein.

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Item 5.01 Changes in Control of Registrant.

Effective June 1, 2023, there occurred a change in control of the Company. On such date, pursuant to four separate Control Securities Purchase Agreements (collectively, the “Change-in-Control Agreements”), William Alessi acquired all of the outstanding shares of the Company’s Series A Preferred Stock, which securities provide Mr. Alessi voting control of the Company, as follows:

Name of Seller	Name of Purchaser	Securities Purchased	Consideration
Fabian G. Deneault	William Alessi	5,500 Shares of Series A Preferred Stock	$10 and other good and valuable consideration, including the delivery of the Mutual Release.
William E. Sluss	William Alessi	2,000 Shares of Series A Preferred Stock	$10 and other good and valuable consideration, including the delivery of the Mutual Release.
Eric Newlan	William Alessi	5,500 Shares of Series A Preferred Stock	$10 and other good and valuable consideration, including the delivery of the Mutual Release.
Douglas V. Martin	William Alessi	1,000 Shares of Series A Preferred Stock	$10 and other good and valuable consideration, including the delivery of the Mutual Release.

As a class, the Series A Preferred Stock possesses 66.67% voting power of the Company.

A complete description of the Series A Preferred Stock set forth in the Company’s Current Report on Form 8-K filed with the SEC on October 13, 2022, and is incorporated by reference in this reference.

In connection with the Change-in-Control Agreements, Eduardo A. Brito was appointed as a Director of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Change-in-Control Agreements, effective June 1, 2023, Fabian G. Deneault (“Deneault”), William E. Sluss (“Sluss”) and Eric Newlan (“Newlan”) resigned as members of the Board of Directors of the Company. Also effective June 1, 2023, Douglas V. Martin (“Martin”) resigned as the Company’s Interim CEO. In their respective letters of resignation, each of Messrs. Deneault, Sluss, Newlan and Martin advised that his resignation was not the result of any disagreement with the Company on any matter relating to its operations, policies or practices.

The foregoing descriptions of the Deneault, Sluss, Newlan and Martin letters of resignation are qualified in their entirety by the full text thereof, which are filed as Exhibits 17.1, 17.2, 17.3 and 17.4 hereto, respectively, and incorporated by reference in this report.

In connection with the resignations of Messrs. Deneault, Sluss and Newlan, such persons, in their capacities as Directors of the Company, appointed Eduardo A. Brito as a Director of the Company, effective upon their resignations. Thereafter, Mr. Brito was appointed as President, Chief Executive Officer and Secretary of the Company.

Certain information regarding Mr. Brito’s background is set forth below:

Eduardo A. Brito, age 49. Began his entrepreneurial career at the age of 17, when he co-founded GEO Express, a Miami-based shipping and import/export company. Mr. Brito worked in the film and entertainment industries from 2000 until 2018. During this time, he was Executive Producer at  Estrella TV-, the 3rd largest latino TV network in the US. While at Estrella TV, he produced two television series-, Buscando Amor and Gana La Verde (the Spanish Blind Date and Fear Factor Shows). Mr. Brito received his BA from UCLA 2003. He is fluent in Spanish and English.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Rescission Agreement and Mutual Release between the Company and Petro X Solutions, Inc.

10.2	Assignment and Assumption Agreement with Consent between the Company and Spire Motorsports II, LLC.

10.3	Mutual Release among the Company, Petro X Solutions, Inc., William Alessi, Chris Chumas, Fabian G. Deneault, Eric Newlan, William E. Sluss and Douglas V. Martin.

17.1	Resignation of Fabian G. Deneault.

17.2	Resignation of William E. Sluss.

17.3	Resignation of Eric Newlan.

17.4	Resignation of Douglas V. Martin.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCREDITED SOLUTIONS, INC.

Date: June 6, 2023.	By:	/s/ Eduardo A. Brito
Eduardo A. Brito
Chief Executive Officer

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